SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2015

Date of Report

(Date of Earliest Event Reported)

HEYU LEISURE HOLIDAYS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55068	46-3601223
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Westwood Business Center

611 South Main Street

Grapevine, Texas 76051

(Address of Principal Executive Offices)

(+_86) 592 504 9622

(Registrant’s Telephone Number)

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors

On November 13, 2015 Kean Tat, Che resigned as Chief Financial Officer of Heyu Leisure Holidays Corporation.

Mr. Che resigned for personal reasons and there were no disagreements with management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HEYU LEISURE HOLIDAYS CORPORATION

Date: February 10, 2016	/s/ Ban Siong Ang
Chief Executive Officer